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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS'


We consent to the reference to our firm under the caption "Experts" and the use of our report dated April 30, 1999, in the Registration Statement (Form S-1 No. 333-_____) and related Prospectus of NetValue Holdings, Inc. for the registration of 3,722,560 shares of its common stock.


                                    LJ SOLDINGER ASSOCIATES



Arlington Heights, Illinois
April 30, 1999